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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             -----------------------


                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 22, 1996
                                                 --------------


                              BANCFIRST CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)



       OKLAHOMA                         0-14384                 73-1221379
       ---------                        -------                 ----------
(State or other jurisdiction of    Commission File Number    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

101 North Broadway, Suite 200, Oklahoma City, Oklahoma              73102
- ------------------------------------------------------              -----
         (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:  (405)270-1086


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On March 22, 1996, BancFirst, a wholly-owned subsidiary of BancFirst Corporation (the "Company"), consummated a merger with City Bankshares, Inc. ("City Bankshares") of Oklahoma City, Oklahoma. The merger was effected through a share acquisition transaction, whereby 100% of the outstanding common stock of City Bankshares was acquired by BancFirst from the 73 shareholders of record of City Bankshares for cash of $19,125,000. In addition, BancFirst paid the Chief Executive Officer of City Bankshares $1,250,000 pursuant to a covenant not to compete with BancFirst for a period of four years. The merger was consummated concurrent with the share acquisition. BancFirst was the surviving entity and the main office and branches of City Bankshares became branches of BancFirst. The funds for the share acquisition were obtained from the general liquidity of BancFirst. The consideration paid for the shares was determined through negotiations with the principal shareholders of City Bankshares and an analysis by management of BancFirst of a number of factors relating to City Bankshares, including historical earnings, projected future earnings, asset quality, fair values of certain assets and the book value of stockholders' equity. City Bankshares had total assets of approximately $130 million at the time of the merger, including premises, furniture and equipment, all of which BancFirst intends to continue to use for banking purposes.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          It is impractical to provide the required financial statements for City Bankshares at this time. Such financial statements will be filed on or before June 4, 1996.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          It is impractical to provide the required pro forma financial information at this time. Such pro forma financial information will be filed on or before June 4, 1996.

     (c)  EXHIBITS.



    EXHIBIT
    NUMBER     EXHIBIT
- -----------    -----------------------------------------------------------------
     2.1       Agreement and Plan of Reorganization dated September 16, 1995 between BancFirst and City Bankshares, Inc. (filed as Exhibit 2.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995 and incorporated herein by reference).



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





April 8, 1996                           /Randy P. Foraker/
                                        -------------------------------------
                                        Randy P. Foraker
                                        Sr. Vice President, Controller
                                        and Secretary/Treasurer
                                        (Principal Accounting Officer)